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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT: FEBRUARY 25, 2005
DATE OF EARLIEST EVENT REPORTED: FEBRUARY 23, 2005

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          001-15395                     52-2187059
(State or other jurisdiction of       (Commission File Number)          (I.R.S. Employer
 incorporation or organization)                                      Identification Number)

                               11 WEST 42ND STREET
                               NEW YORK, NY 10036
                    (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (212) 827-8000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

         The following transcript of Martha Stewart Living Omnimedia, Inc.'s February 23, 2005 earnings conference call is included as an exhibit to this report.


Item 9.01.  Financial Statements and Exhibits.

            Exhibit     Description
            -------     -----------
              99.1      Martha Stewart Living Omnimedia, Inc. Transcript of
                        February 23, 2005 Earnings Conference Call.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



         Dated: February 25, 2005


                                          MARTHA STEWART LIVING OMNIMEDIA, INC.


                                          By:     /s/ James Follo
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                                                James Follo
                                                Executive Vice President, Chief
                                                Financial and Administrative
                                                Officer

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                                INDEX OF EXHIBITS

Exhibit No.                          Description
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  99.1           Martha Stewart Living Omnimedia, Inc. - Transcript of
                 February 23, 2005 Earnings Conference Call